Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

SCHEDULE A

As of May 1, 2018

Columbia Funds Series Trust

Series	Effective Date
Columbia AMT-Free California Intermediate Muni Bond Fund	September 1, 2015
Columbia AMT-Free Georgia Intermediate Muni Bond Fund	September 1, 2015
Columbia AMT-Free Maryland Intermediate Muni Bond Fund	September 1, 2015
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund	September 1, 2015
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund	September 1, 2015
Columbia AMT-Free Virginia Intermediate Muni Bond Fund	September 1, 2015
Columbia Capital Allocation Moderate Aggressive Portfolio	June 1, 2016
Columbia Capital Allocation Moderate Conservative Portfolio	June 1, 2016
Columbia Convertible Securities Fund	July 1, 2015
Columbia Global Strategic Equity Fund	June 1, 2016
Columbia Large Cap Enhanced Core Fund	July 1, 2015
Columbia Large Cap Growth Fund III	July 1, 2015
Columbia Large Cap Index Fund	July 1, 2015
Columbia Mid Cap Index Fund	July 1, 2015
Columbia Mid Cap Value Fund	July 1, 2015
Columbia Overseas Value Fund	July 1, 2015
Columbia Select International Equity Fund	July 1, 2015
Columbia Select Large Cap Equity Fund	July 1, 2015
Columbia Select Global Growth Fund	July 1, 2015
Columbia Short Term Bond Fund	August 1, 2015
Columbia Short Term Municipal Bond Fund	September 1, 2015
Columbia Small Cap Index Fund	July 1, 2015
Columbia Small Cap Value Fund II	July 1, 2015

Columbia Funds Series Trust II

Series	Effective Date
Columbia Absolute Return Currency and Income Fund	March 1, 2016
Columbia Capital Allocation Aggressive Portfolio	June 1, 2016
Columbia Capital Allocation Conservative Portfolio	June 1, 2016
Columbia Capital Allocation Moderate Portfolio	June 1, 2016
Columbia Income Builder Fund	June 1, 2016
Columbia Commodity Strategy Fund	October 1, 2015
Columbia Contrarian Asia Pacific Fund	March 1, 2016
Columbia Contrarian Europe Fund	March 1, 2016
Columbia Disciplined Core Fund	December 1, 2015
Columbia Disciplined Growth Fund	December 1, 2015
Columbia Disciplined Value Fund	December 1, 2015
Columbia Dividend Opportunity Fund	October 1, 2015
Columbia Emerging Markets Bond Fund	March 1, 2016
Columbia Flexible Capital Income Fund	October 1, 2015
Columbia Floating Rate Fund	December 1, 2015
Columbia Global Equity Value Fund	July 1, 2015
Columbia Global Bond Fund	March 1, 2016
Columbia Global Infrastructure Fund	September 1, 2015
Columbia Global Opportunities Fund	December 1, 2015

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Columbia Government Money Market Fund	December 1, 2015
Columbia High Yield Bond Fund	October 1, 2015
Columbia Income Opportunities Fund	December 1, 2015
Columbia Inflation Protected Securities Fund	December 1, 2015
Columbia Large Cap Value Fund	October 1, 2015
Columbia Limited Duration Credit Fund	December 1, 2015
Columbia Minnesota Tax-Exempt Fund	December 1, 2015
Columbia Mortgage Opportunities Fund	October 1, 2015
Columbia Quality Income Fund	October 1, 2015
Columbia Strategic Municipal Income Fund	December 1, 2016
Columbia Select Global Equity Fund	March 1, 2016
Columbia Select Large-Cap Value Fund	October 1, 2015
Columbia Select Smaller-Cap Value Fund	October 1, 2015
Columbia Seligman Communications and Information Fund	October 1, 2015
Columbia Seligman Global Technology Fund	March 1, 2016
Columbia Short-Term Cash Fund	December 1, 2015
Columbia Small/Mid Cap Value Fund	October 1, 2015
Multi-Manager Value Strategies Fund	October 1, 2015

Columbia Funds Variable Series Trust II

Series	Effective Date
Columbia Variable Portfolio – Balanced Fund	May 1, 2016
Columbia Variable Portfolio – Commodity Strategy Fund	May 1, 2016
Columbia Variable Portfolio – Core Equity Fund	May 1, 2016
Columbia Variable Portfolio – Disciplined Core Fund	May 1, 2016
Columbia Variable Portfolio – Dividend Opportunity Fund	May 1, 2016
Columbia Variable Portfolio – Emerging Markets Bond Fund	May 1, 2016
Columbia Variable Portfolio – Emerging Markets Fund	May 1, 2016
Columbia Variable Portfolio – Global Bond Fund	May 1, 2016
Columbia Variable Portfolio – Government Money Market Fund	May 1, 2016
Columbia Variable Portfolio – High Yield Bond Fund	May 1, 2016
Columbia Variable Portfolio – Income Opportunities Fund	May 1, 2016
Columbia Variable Portfolio – Intermediate Bond Fund	May 1, 2016
Columbia Variable Portfolio – Large Cap Growth Fund	May 1, 2016
Columbia Variable Portfolio – Large Cap Index Fund	May 1, 2016
Columbia Variable Portfolio – Limited Duration Credit Fund	May 1, 2016
Columbia Variable Portfolio – Mid Cap Growth Fund	May 1, 2016
Columbia Variable Portfolio – Mid Cap Value Fund	May 1, 2016
Columbia Variable Portfolio – Overseas Core Fund	May 1, 2016
Columbia Variable Portfolio – Select Large-Cap Value Fund	May 1, 2016
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	May 1, 2016
Columbia Variable Portfolio – Seligman Global Technology Fund	May 1, 2016
Columbia Variable Portfolio – U.S. Equities Fund	May 1, 2016
Columbia Variable Portfolio – U.S. Government Mortgage Fund	May 1, 2016
CTIVPSM – AQR International Core Equity Fund*	May 1, 2016
CTIVPSM – American Century Diversified Bond Fund	May 1, 2016
CTIVPSM – BlackRock Global Inflation-Protected Securities Fund	May 1, 2016
CTIVPSM – CenterSquare Real Estate Fund	May 1, 2016
CTIVPSM – DFA International Value Fund	May 1, 2016
CTIVPSM – Loomis Sayles Growth Fund	May 1, 2016
CTIVPSM – Los Angeles Capital Large Cap Growth Fund	May 1, 2016

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

CTIVPSM – MFS® Blended Research® Core Equity Fund	May 1, 2016
CTIVPSM – MFS® Value Fund	May 1, 2016
CTIVPSM – Morgan Stanley Advantage Fund	May 1, 2016
CTIVPSM – Oppenheimer International Growth Fund	May 1, 2016
CTIVPSM – TCW Core Plus Fund	May 1, 2016
CTIVPSM – T. Rowe Price Large Cap Value Fund	May 1, 2016
CTIVPSM – Victory Sycamore Established Value Fund	May 1, 2016
CTIVPSM – Wells Fargo Short Duration Government Fund	May 1, 2016
CTIVPSM – Westfield Mid Cap Growth Fund	May 1, 2016
Variable Portfolio – Aggressive Portfolio	May 1, 2016
Variable Portfolio – Columbia Wanger International Equities Fund	May 1, 2016
Variable Portfolio – Conservative Portfolio	May 1, 2016
Variable Portfolio – Eaton Vance Floating-Rate Income Fund
Variable Portfolio – Managed Volatility Moderate Growth Fund	May 1, 2016
Variable Portfolio – Moderate Portfolio	May 1, 2016
Variable Portfolio – Moderately Aggressive Portfolio	May 1, 2016
Variable Portfolio – Moderately Conservative Portfolio	May 1, 2016
Variable Portfolio – Partners Core Bond Fund	May 1, 2016
Variable Portfolio – Partners Small Cap Growth Fund	May 1, 2016
Variable Portfolio – Partners Small Cap Value Fund	May 1, 2016

*	CTIVPSM – AQR International Core Equity Fund effective May 21, 2018, prior to May 21, 2018, CTIVPSM – Pyramis International Equity Fund

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

SCHEDULE B

Fee Schedule

As of May 1, 2018

For the following funds, the asset charge for each calendar day of each year shall be equal to the total of 1/365th (1/366th in each leap year) of the amount computed in accordance with the fee schedule in the table below:

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”

Columbia Dividend Opportunity Fund

Columbia Large Cap Value Fund

Multi-Manager Value Strategies Fund

Columbia Global Equity Value Fund

Columbia Variable Portfolio (VP) – Balanced Fund

Columbia VP – Dividend Opportunity Fund

	October 1, 2015 July 1, 2015 May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.720 0.670 0.620 0.570 0.550 0.530 0.520	% % % % % % %
Columbia Absolute Return Currency and Income Fund	March 1, 2016

$0 - $500

> $500 - $1,000

> $1,000 - $2,000

> $2,000 - $3,000

> $3,000 - $6,000

> $6,000 - $7,500

> $7,500 - $9,000

> $9,000 - $10,000

> $10,000 - $12,000

> $12,000 - $15,000

> $15,000 - $20,000

> $20,000 - $24,000

> $24,000 - $50,000

> $50,000

			0.970 0.965 0.935 0.910 0.875 0.850 0.835 0.830 0.820 0.810 0.800 0.790 0.770 0.750	% % % % % % % % % % % % % %

Columbia AMT-Free California Intermediate Muni Bond Fund

Columbia AMT-Free Georgia Intermediate Muni Bond Fund

Columbia AMT-Free Maryland Intermediate Muni Bond Fund

Columbia AMT-Free North Carolina Intermediate Muni Bond Fund

Columbia AMT-Free South Carolina Intermediate Muni Bond Fund

Columbia AMT-Free Virginia Intermediate Muni Bond Fund

	September 1, 2015	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.470 0.465 0.415 0.380 0.350 0.330 0.320 0.310	% % % % % % % %
Columbia Contrarian Asia Pacific Fund	March 1, 2016	$0 - $250 >$250 - $500 >$500 - $750 >$750 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.880 0.855 0.825 0.800 0.770 0.720 0.700 0.680 0.670 0.660 0.650 0.620	% % % % % % % % % % % %

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Capital Allocation Aggressive Portfolio Columbia Capital Allocation Conservative Portfolio Columbia Capital Allocation Moderate Portfolio Columbia Capital Allocation Moderate Aggressive Portfolio Columbia Capital Allocation Moderate Conservative Portfolio Columbia Global Strategic Equity Fund	June 1, 2016	Category 1 Assets invested in securities other than third-party advised mutual funds, and in the Investment Manager’s proprietary funds that do not pay a management fee (or advisory fee, as applicable) (including exchange-traded funds), derivatives and individual securities	0.57%
		Category 2 Assets invested in non-exchange-traded third-party advised mutual funds	0.12%
		Category 3 Assets invested in funds advised by the Investment Manager (excluding any underlying funds that do not pay a management fee (or advisory fee, as applicable) to the Investment Manager)	0.02%
Columbia Commodity Strategy Fund* Columbia VP – Commodity Strategy Fund*	October 1, 2015 May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.630 0.580 0.550 0.520 0.500 0.490	% % % % % %
Columbia Convertible Securities Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500	0.820 0.770 0.720 0.670	% % % %
Columbia VP – Core Equity Fund	May 1, 2016	All	0.40%
Columbia Disciplined Core Fund Columbia Disciplined Growth Fund Columbia Disciplined Value Fund	December 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.750 0.700 0.650 0.600 0.580 0.560 0.550	% % % % % % %

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Emerging Markets Bond Fund Columbia VP – Emerging Markets Bond Fund	March 1, 2016 May 1, 2016

$0 - $500

>$500 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

			0.600 0.590 0.575 0.555 0.530 0.505 0.490 0.481 0.469 0.459 0.449 0.433 0.414 0.393	% % % % % % % % % % % % % %
Columbia Contrarian Europe Fund Columbia VP – Overseas Core Fund	March 1, 2016 May 1, 2016	$0 - $250 >$250 - $500 >$500 - $750 >$750 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.880 0.855 0.825 0.800 0.770 0.720 0.700 0.680 0.670 0.660 0.650 0.620	% % % % % % % % % % % %
Columbia Flexible Capital Income Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000	0.650 0.630 0.610 0.570 0.540	% % % % %
Columbia Floating Rate Fund Columbia Income Opportunities Fund Columbia High Yield Bond Fund Columbia VP – High Yield Bond Fund Columbia VP – Income Opportunities Fund	December 1, 2015 October 1, 2015 May 1, 2016

$0 - $250

>$250 - $500

>$500 - $750

>$750 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

			0.660 0.645 0.635 0.625 0.610 0.600 0.565 0.540 0.525 0.500 0.485 0.475 0.465 0.440 0.425 0.400	% % % % % % % % % % % % % % % %

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Global Bond Fund Columbia VP – Global Bond Fund	March 1, 2016 May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $12,000 >$12,000 - $20,000 >$20,000 - $50,000 >$50,000	0.650 0.645 0.595 0.590 0.575 0.570 0.560 0.540 0.530 0.520	% % % % % % % % % %
Columbia Global Infrastructure Fund	September 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.710 0.705 0.650 0.600 0.590 0.540 0.530	% % % % % % %
Columbia Global Opportunities Fund	December 1, 2015	Category 1 Assets invested in underlying funds (including ETFs) that pay a management fee (or advisory fee, as applicable) to the Investment Manager	0.00%

Category 2

Assets invested in securities (other than underlying mutual funds (including ETFs) that pay a management fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management fee, derivatives and individual securities.

$0 - $500

>$500 - $1,000

>$1,000 - $1,500

>$1,500 - $3,000

>$3,000 - $6,000

>$6,000 - $12,000

>$12,000

			0.720 0.670 0.620 0.570 0.550 0.530 0.520	% % % % % % %
Columbia Income Builder Fund	June 1, 2016	All	0.02%

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Inflation Protected Securities Fund CTIVPSM - BlackRock Global Inflation-Protected Securities Fund	December 1, 2015 May 1, 2016

$0 - $500

>$500 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

			0.510 0.505 0.475 0.450 0.415 0.390 0.375 0.370 0.360 0.350 0.340 0.330 0.310 0.290	% % % % % % % % % % % % % %
Columbia Limited Duration Credit Fund CTIVPSM - Wells Fargo Short Duration Government Fund	December 1, 2015 July 1, 2016

$0 - $500

>$500 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

			0.430 0.425 0.415 0.410 0.395 0.380 0.365 0.360 0.350 0.340 0.330 0.320 0.300 0.280	% % % % % % % % % % % % % %
Columbia Large Cap Enhanced Core Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.750 0.700 0.650 0.600 0.580 0.560 0.550	% % % % % % %
Columbia Large Cap Growth Fund III Columbia VP – Large Cap Growth Fund CTIVPSM - MFS® Blended Research® Core Equity Fund	July 1, 2015 May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.770 0.720 0.670 0.620 0.600 0.580 0.570	% % % % % % %
Columbia Large Cap Index Fund(1) Columbia Mid Cap Index Fund Columbia Small Cap Index Fund(1)	July 1, 2015	ALL	0.20%
Columbia VP – Large Cap Index Fund	May 1, 2016
Columbia Mid Cap Value Fund Columbia Small/Mid Cap Value Fund Columbia VP – Mid Cap Growth Fund Columbia VP – Mid Cap Value Fund	July 1, 2015 October 1, 2015 May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $12,000 >$12,000	0.820 0.770 0.720 0.670 0.660 0.650	% % % % % %

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Minnesota Tax-Exempt Fund	December 1, 2015	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $12,000 >$12,000	0.470 0.465 0.415 0.380 0.340 0.330 0.320 0.310	% % % % % % % %
Columbia Government Money Market Fund Columbia VP – Government Money Market Fund	December 1, 2015 May 1, 2016

$0 - $500

>$500 - $1,000

>$1,000 - $1,500

>$1,500 - $2,000

>$2,000 - $2,500

>$2,500 - $3,000

>$3,000 - $5,000

>$5,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000

			0.390 0.385 0.363 0.345 0.328 0.310 0.300 0.280 0.260 0.255 0.230 0.220 0.210 0.200 0.190 0.180	% % % % % % % % % % % % % % % %
Columbia Mortgage Opportunities Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $10,000 >$10,000 - $12,000 >$12,000	0.650 0.645 0.630 0.620 0.595 0.580 0.565 0.555 0.545 0.535	% % % % % % % % % %

Columbia Overseas Value Fund

Columbia Select Global Growth Fund

Columbia Select International Equity Fund

CTIVPSM - DFA International Value Fund

CTIVPSM - AQR International Core Equity Fund effective May 21, 2018. Prior to May 21, 2018, CTIVPSM - Pyramis International Equity Fund

	July 1, 2015 May 1, 2016 May 1, 2018	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.870 0.820 0.770 0.720 0.700 0.680 0.670	% % % % % % %
Columbia Select Global Equity Fund	March 1, 2016	$0 - $250 $250 - $500 $500 - $750 $750 - $1,000 $1,000 - $1,500 $1,500 - $3,000 $3,000 - $6,000 $6,000 - $12,000 $12,000 - $20,000 $20,000 - $24,000 $24,000 - $50,000 >$50,000	0.880 0.855 0.825 0.800 0.770 0.720 0.700 0.680 0.670 0.660 0.650 0.620	% % % % % % % % % % % %

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Select Large Cap Equity Fund CTIVPSM - Victory Sycamore Established Value Fund	July 1, 2015 July 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.770 0.720 0.670 0.620 0.600 0.580 0.570	% % % % % % %
Columbia Select Large-Cap Value Fund Columbia VP – Disciplined Core Fund Columbia VP – Select Large-Cap Value Fund	October 1, 2015 May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.770 0.715 0.615 0.600 0.580 0.570	% % % % % %
Columbia Select Smaller-Cap Value Fund Columbia Small Cap Value Fund II Columbia VP – Select Smaller-Cap Value Fund Columbia VP – U.S. Equities Fund	October 1, 2015 July 1, 2015 May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	0.870 0.820 0.770 0.760 0.750	% % % % %
Columbia Seligman Communications and Information Fund Columbia Seligman Global Technology Fund Columbia Variable Portfolio – Seligman Global Technology Fund	October 1, 2015 March 1, 2016 July 1, 2017	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $4,000 >$4,000 - $6,000 >$6,000 - $12,000 >$12,000	0.915 0.910 0.905 0.865 0.815 0.765 0.755	% % % % % % %
Columbia Short Term Bond Fund Columbia Short Term Municipal Bond Fund Columbia VP – U.S. Government Mortgage Fund	August 1, 2015 September 1, 2015 May 1, 2016

$0 - $500

>$500 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

			0.430 0.425 0.415 0.410 0.395 0.380 0.365 0.360 0.350 0.340 0.330 0.320 0.300 0.280	% % % % % % % % % % % % % %
Columbia Short-Term Cash Fund	December 1, 2015	All	0.00%
Columbia Strategic Municipal Income Fund	December 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $10,000 >$10,000 - $12,000 >$12,000 - $15,000 >$15,000 - $24,000 >$24,000 - $50,000 >$50,000	0.480 0.475 0.445 0.420 0.385 0.360 0.350 0.340 0.330 0.320 0.300 0.290	% % % % % % % % % % % %

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Quality Income Fund Columbia VP – Intermediate Bond Fund CTIVPSM - TCW Core Plus Bond Fund	October 1, 2015 May 1, 2016 July 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.500 0.495 0.480 0.460 0.450 0.430 0.415 0.410 0.390 0.380 0.360 0.340	% % % % % % % % % % % %
Columbia VP – Emerging Markets Fund	July 1, 2017	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	1.100 1.060 0.870 0.820 0.770 0.720 0.700	% % % % % % %
Columbia VP – Limited Duration Credit Fund	May 1, 2016

$0 - $500

>$500 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

$24,000 - $50,000

>$50,000

			0.480 0.475 0.465 0.460 0.445 0.430 0.415 0.410 0.400 0.390 0.380 0.370 0.350 0.330	% % % % % % % % % % % % % %
Variable Portfolio – Managed Volatility Moderate Growth Fund Variable Portfolio – Aggressive Portfolio Variable Portfolio – Conservative Portfolio Variable Portfolio – Moderate Portfolio Variable Portfolio – Moderately Aggressive Portfolio Variable Portfolio – Moderately Conservative Portfolio	May 1, 2016	Category 1 Assets invested in affiliated underlying funds (including ETFs and closed-end funds) that pay a management fee (or advisory fee, as applicable) to the Investment Manager	0.02%

Category 2

Assets invested in securities (other than affiliated underlying funds (including ETFs and closed end funds) that pay a management fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management fee, third party funds, derivatives and individual securities

$0 - $500

>$500 -$1,000

>$1,000 -$1,500

>$1,500 -$3,000

>$3,000 -$6,000

>$6,000 -$12,000

>$12,000

			0.720 0.670 0.620 0.570 0.550 0.530 0.520	% % % % % % %

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
CTIVPSM – American Century Diversified Bond Fund	September 30, 2017	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.500 0.495 0.480 0.460 0.445 0.430 0.415 0.410 0.390 0.380 0.360 0.340	% % % % % % % % % % % %
CTIVPSM – CenterSquare Real Estate Fund	May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000	0.750 0.745 0.720 0.670 0.660	% % % % %
VP - Columbia Wanger International Equities Fund	May 1, 2016	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	1.030 0.980 0.925 0.820 0.780 0.770	% % % % % %
CTIVPSM - Oppenheimer International Growth Fund	May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $12,000 >$12,000	0.930 0.925 0.870 0.770 0.760 0.750	% % % % % %
VP - Eaton Vance Floating-Rate Income Fund	May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $12,000 >$12,000	0.700 0.695 0.640 0.590 0.580 0.570	% % % % % %
CTIVPSM - Westfield Mid Cap Growth Fund	May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $12,000 >$12,000	0.810 0.805 0.750 0.700 0.690 0.680	% % % % % %
CTIVPSM - Loomis Sayles Growth Fund CTIVPSM – Los Angeles Capital Large Cap Growth Fund CTIVPSM – MFS® Value Fund CTIVPSM – T. Rowe Price Large Cap Value Fund	May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $12,000 >$12,000	0.710 0.705 0.650 0.550 0.540 0.530	% % % % % %
CTIVPSM – Morgan Stanley Advantage Fund	May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $2,000 >$2,000 - $3,000 >$3,000 - $12,000 >$12,000	0.710 0.705 0.650 0.600 0.550 0.540 0.530	% % % % % % %

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
VP – Partners Small Cap Growth Fund VP – Partners Small Cap Value Fund	July 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	0.870 0.820 0.770 0.760 0.750	% % % % %
VP – Partners Core Bond Fund	May 1, 2017	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.500 0.495 0.480 0.460 0.445 0.430 0.415 0.410 0.390 0.380 0.360 0.340	% % % % % % % % % % % %

*	When calculating asset levels for purposes of determining fee breakpoints, asset levels are based on net assets of the Fund, including assets invested in any wholly-owned subsidiary advised by the Investment Manager (“Subsidiaries”). Fees payable by the Fund under this agreement shall be reduced by any management fees paid to the Investment Manager by any Subsidiaries under separate management agreements with the Subsidiaries.
(1)	The Investment Manager has agreed to pay all operating expenses of the Fund with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution (12b-1) and/or shareholder servicing fees, and any extraordinary non-recurring expenses that may arise, including but not limited to, litigation expenses.

The computation shall be made for each calendar day on the basis of net assets as of the close of the preceding day. In the case of the suspension of the computation of net asset value, the fee for each calendar day during such suspension shall be computed as of the close of business on the last full day on which the net assets were computed. Net assets as of the close of a full day shall include all transactions in shares of the Fund recorded on the books of the Fund for that day.

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

IN WITNESS THEREOF, the parties hereto have executed the foregoing Schedule A and Schedule B as of March 13, 2018.

COLUMBIA FUNDS SERIES TRUST
COLUMBIA FUNDS SERIES TRUST II COLUMBIA FUNDS VARIABLE SERIES TRUST II

By:	/s/ Christopher O. Petersen
Name: Christopher O. Petersen
Title: President

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/Amy K. Johnson
Name: Amy K. Johnson
Title: Global Head of Operations